Cornerstone Bancshares, Inc. Reports Positive Earnings for Third Quarter of 2013

CHATTANOOGA, Tenn. -- October 21, 2013 -- (PR Newswire) Cornerstone Bancshares, Inc. (“Cornerstone”; OTC Bulletin Board: CSBQ; CSBQP), holding company of Cornerstone Community Bank (“Bank”), today announced net income of $429,000 for the third quarter of 2013. This marks the eleventh consecutive quarter of positive earnings for Cornerstone and an increase of 17.9 percent from net income of $364,000 for the same quarter of 2012. Net income for the year increased 23.9 percent from $1,031,000 in 2012 to $1,277,000 in 2013 at quarter-end.

Quarterly financial highlights year-over-year include:

•	17.9% increase in net income
•	9.2% increase in net interest income
•	3.8% increase in total loans
•	33.3% decrease in Other Real Estate Owned (OREO)
•	37.3% decrease in total nonperforming assets

“We continue to make steady, gradual progress in nearly all sectors of the Bank,” said Cornerstone's President and Chief Executive Officer Frank Hughes. “We are especially pleased with the significant reduction of OREO and related expenses,” he said. “The key to the Bank’s success is the disposition of our nonperforming assets.”

Based on positive earnings in preceding quarters, Cornerstone continued paying its quarterly Preferred Stock dividend. The most recent payment, made on August 22, 2013, marks the tenth consecutive quarterly dividend payment since the new security was issued in the third quarter of 2010. As of December 31, 2012, Cornerstone had sold all 600,000 shares of the convertible, preferred stock, successfully raising $15 million in new capital and refortifying its capital foundation for the future.

“Cornerstone is in a solid position to grow and thrive right along with the Chattanooga community,” said Cornerstone’s Chairman Miller Welborn. “We will continue to keep a laser-sharp focus on smart business fundamentals and taking care of our customers, employees and shareholders.”

Founded in 1996, Cornerstone is a single-bank holding company, with $430 million in assets, serving the Chattanooga, Tennessee MSA, with five full-service branch locations throughout Chattanooga. Locally owned and operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Contact: Frank Hughes, Cornerstone President & CEO, 423-385-3009

Cornerstone Bancshares, Inc. and Subsidiary

Third Quarter Financial Highlights

September 30, 2013 and 2012

(Unaudited)

(Amounts in thousands, except per common share data)	2013	2012	% Change
Balance Sheet Data at September 30
Total assets	$429,681	$425,179	1.1
Interest-earning assets	400,929	391,685	2.4
Loans	284,181	273,820	3.8
Foreclosed assets	14,924	22,376	(33.3)
Deposits	340,756	328,963	3.6
Other interest-bearing liabilities	47,249	56,555	(16.5)
Shareholders' equity	40,150	38,128	5.3
Loan to deposit ratio	83.40%	83.24%	0.2
Tier 1 leverage ratio (Bank, est)	8.45%	8.30%	1.8
Total risk-based capital ratio (Bank, est)	12.91%	12.84%	0.5
Outstanding common shares	6,547	6,500	0.7
Book value per common share	$3.86	$3.99	(3.3)
Tangible book value per common share	$3.86	$3.99	(3.3)
Market value per common share as of September 30	$2.45	$1.95	25.6

Loan Quality Data
Nonaccruing loans	4,095	7,971	(48.6)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	3,282	2,220	47.8
Allowance for loan losses	3,159	5,280	(40.2)
Allowance for loan losses to total loans	1.11%	1.93%
Nonperforming assets to total assets	4.43%	7.14%

Performance Data for the Year
Net income	$1,277	$1,031	23.8
Return on average assets	0.40%	0.33%
Return on average equity	4.17%	3.77%
Net interest margin	3.81%	3.73%
Per common share data:
Net income – basic	$0.01	$0.02
Net income – diluted	$0.01	$0.02
Common dividends	$-	$-
Preferred dividends & accretion per common	$0.18	$0.14
Average shares (000s):
Basic common stock	6,547	6,500
Diluted common stock	6,675	6,559
Preferred stock (actual)	600	494

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2013			2012		Q3-13 /
	Third	Second	First	Fourth	Third	Q3-12
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,294	$4,079	$4,142	$4,718	$4,242	1.2
Securities and interest-bearing deposits at other financial institutions	457	482	440	440	478	(4.4)
Federal funds sold and other earning assets	10	15	21	16	15	(36.7)
Total interest income	4,760	4,576	4,603	5,174	4,735	0.5
Interest expense
Deposits	563	587	603	673	756	(25.6)
Short-term borrowings	21	17	18	17	22	(2.1)
FHLB advances and other borrowing	285	316	341	391	394	(27.7)
Total interest expense	869	920	962	1,081	1,172	(25.8)
Net interest income	3,891	3,656	3,641	4,093	3,563	9.2
Provision for losses	-	-	300	330	100	(100.0)
Net interest income after the provision for loan losses	3,891	3,656	3,341	3,763	3,463	12.4
Noninterest income
Customer service fees	218	202	188	201	198	10.3
Other noninterest income	13	19	18	13	12	4.2
Gain on sale of assets	39	477	149	27	48	(18.7)
Total noninterest income	270	698	355	241	258	4.6
Noninterest expense
Salaries and employee benefits	1,619	1,623	1,597	1,600	1,566	3.4
Net occupancy and equipment	334	340	337	408	355	(6.0)
Depository insurance	162	161	160	121	237	(31.7)
Foreclosed asset expense (1)	382	798	129	156	314	21.6
Other operating expense	967	780	752	1,192	731	32.3
Total noninterest expense	3,464	3,702	2,975	3,477	3,203	8.1
Income before income taxes	698	652	721	527	518	34.7
Income tax expense	268	256	269	156	154	73.8
Net income	$429	$396	$452	$371	$364	18.1

Preferred stock dividends & accretion on preferred stock discount	393	393	393	393	325	20.8

Net income available to common	36	3	59	(22)	39	(6.6)

Net income per common share:
Basic	$0.01	$0.00	$0.01	$-	$0.01	-
Diluted	$0.01	$0.00	$0.01	$-	$0.01	-
Average basic shares	6,547	6,547	6,547	6,500	6,500	0.7
Average common diluted shares	6,693	6,671	6,671	6,503	6,503	2.9
Performance Ratios
Return on average equity	4.25%	4.22%	4.40%	3.81%	3.88%	9.7
Return on average assets	0.40%	0.38%	0.42%	0.35%	0.35%	14.6
Net interest margin	3.89%	3.70%	3.79%	4.21%	3.70%	5.2
Average equity	40,382	37,501	41,135	38,926	37,501	7.7
Average assets	431,068	418,443	426,827	420,608	418,443	3.0
Average interest-earning assets	400,539	389,458	395,921	391,197	389,458	2.8

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2013			2012
	Third	Second	First	Fourth	Third
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$5,095	$5,669	$6,141	$5,280	$6,029
Provision for loan losses	-	-	300	330	100
Net charge-offs	(1,936)	(574)	(772)	531	(849)
Balance at end of period	$3,159	$5,095	$5,669	$6,141	$5,280

As a % of loans	1.11%	1.85%	2.08%	2.22%	1.93%
As a % of nonperforming loans	77.13%	74.02%	89.07%	102.24%	66.26%
As a % of nonperforming assets	16.61%	19.79%	20.60%	23.32%	17.40%

Net charge-offs as a % of loans (a)	2.73%	0.83%	1.13%	-0.77%	1.24%

Risk element assets
Accruing troubled debt restructured	$3,121	$3,465	$5,442	$5,316	$5,328
Loans past due 30-89 days	$1,659	$5,111	$4,032	$6,594	$3,819

Nonaccruing loans	$4,095	$5,864	$6,364	$6,005	$7,971
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$4,095	$6,883	$6,364	$6,005	$7,971
Foreclosed assets (b)©	$14,924	$18,867	$21,159	$20,300	$22,376
Total nonperforming assets	19019.225	25750	27523.237	26337	30347

Nonperforming loans as a % of loans	1.44%	2.49%	2.33%	2.17%	2.91%
Nonperforming assets as a % of loans
and other real estate owned	6.36%	8.73%	9.37%	8.86%	10.25%

Total loans	284,181	276,062	272,550	276,992	273,820

(a) Annualized
(b) Properties sold during 3rd Q 2013	$3,753
(c) Properties under contract to sell	$1,196

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	September 30
(Amounts in thousands)
Assets	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$281,341	$4,294	6.05%	$270,109	$4,241	6.23%
Investment securities	104,261	457	1.89%	91,889	478	2.36%
Other earning assets	14,937	9	0.24%	27,460	16	0.23%
Total earning assets	400,539	$4,760	4.75%	389,458	$4,735	4.89%
Allowance for loan losses	(3,933)			(5,892)
Cash and other assets	34,462			34,878
TOTAL ASSETS	$431,068			$418,443

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$25,388	$10	0.16%	$26,357	$21	0.32%
Savings deposits	12,858	7	0.22%	10,702	10	0.36%
MMDA's	78,715	100	0.50%	56,761	114	0.79%
Time deposits	166,401	445	1.06%	189,882	612	1.28%
Federal funds purchased and securities sold under agreements to repurchase	25,102	22	0.34%	19,471	22	0.45%
Federal Home Loan Bank and other borrowings	29,012	285	3.90%	37,336	394	4.19%
Total interest-bearing liabilities	337,476	869	1.02%	340,509	1,173	1.37%
Net interest spread		$3,891	3.73%		$3,562	3.53%
Noninterest-bearing demand deposits	51,727			40,722
Accrued expenses and other liabilities	1,483			(288)
Shareholders' equity	40,382			37,501
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$431,068			$418,443
Net yield on earning assets			3.89%			3.70%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		39			69
Total adjustment		39			69

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Nine months ended
	September 30
(Amounts in thousands)
Assets	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$276,606	$12,515	6.05%	$266,187	$12,571	6.31%
Investment securities	97,786	1,379	2.10%	91,827	1,563	2.58%
Other earning assets	23,232	45	0.26%	25,535	44	0.23%
Total earning assets	397,624	$13,939	4.74%	383,549	$14,179	5.02%
Allowance for loan losses	(5,053)			(6,345)
Cash and other assets	36,808			35,968
TOTAL ASSETS	$429,379			$413,172

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,477	$46	0.23%	$26,526	$65	0.33%
Savings deposits	12,235	22	0.24%	10,317	29	0.37%
MMDA's	76,729	319	0.56%	47,625	305	0.86%
Time deposits	167,406	1,366	1.09%	191,378	1,946	1.36%
Federal funds purchased and securities sold under agreements to repurchase	22,330	56	0.34%	22,309	77	0.46%
Federal Home Loan Bank and other borrowings	31,142	941	4.04%	39,990	1,281	4.28%
Total interest-bearing liabilities	336,319	2,750	1.09%	338,145	3,703	1.46%
Net interest spread		$11,189	3.65%		$10,475	3.55%
Noninterest-bearing demand deposits	50,338			38,684
Accrued expenses and other liabilities	1,865			(163)
Shareholders' equity	40,857			36,507
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$429,379			$413,172
Net yield on earning assets			3.81%			3.73%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		156			212
Total adjustment		156			212

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2013		2012
	Third	% of	Third	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$66,143	23.3	$61,229	22.4	8.0
Non-owner occupied	66,454	23.4	65,501	23.9	1.5
Multi-family real estate	8,295	2.9	8,626	3.2	(3.8)
1-4 family construction	9,865	3.5	6,305	2.3	56.5
Commercial land and lot development	23,162	8.1	21,767	7.9	6.4
Total non-residential real estate	173,919	61.2	163,428	59.7	6.4
Residential real estate
First mortgage - 1-4 family	43,776	15.4	43,454	15.9	0.7
Second mortgage - 1-4 family	2,028	0.7	3,138	1.1	(35.4)
Home equity lines	15,847	5.6	15,832	5.8	0.1
Total residential real estate	61,651	21.7	62,424	22.8	(1.2)
Total real estate loans	235,570	82.9	225,852	82.5	4.3

Commercial	38,095	13.4	38,196	13.9	(0.3)
Agricultural & other	8,381	2.9	7,533	2.8	11.3
Consumer	2,135	0.8	2,239	0.8	(4.6)
Total loans, net of unearned fees	$284,181	100.0	$273,820	100.0	3.8

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	September 30,	December 31,
ASSETS	2013	2012

Cash and due from banks	$2,148,352	$3,222,139
Interest-bearing deposits at other financial institutions	19,106,638	56,173,099
Total cash and cash equivalents	21,254,990	59,395,238

Securities available for sale	95,282,416	76,096,646
Securities held to maturity (fair value approximates
$37,589 and $46,212 at September 30, 2013 and December 31, 2012, respectively)	36,620	45,086
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$3,158,766 and $6,141,281 at September 30, 2013 and December 31, 2012, respectively	281,021,767	270,850,465
Bank premises and equipment, net	5,094,668	5,399,340
Accrued interest receivable	1,221,841	1,213,778
Foreclosed assets	14,923,933	20,332,313
Other assets	8,522,148	7,790,634
Total assets	$429,681,283	$443,446,400

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$54,452,293	$60,053,838
Interest-bearing demand deposits	25,463,874	30,178,624
Savings deposits and money market accounts	90,665,979	80,994,239
Time deposits	170,174,142	173,653,892
Total deposits	340,756,288	344,880,593

Accrued interest payable	100,129	120,558
Federal funds purchased and securities sold under
agreements to repurchase	20,508,655	19,587,387
Federal Home Loan Bank advances and other borrowings	26,740,000	37,175,000
Other liabilities	1,426,357	794,026
Total liabilities	389,531,429	402,557,564

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 shares issued and outstanding
in 2013 and 2012, respectively	14,875,081	14,821,546
Common stock - $1.00 par value; 20,000,000 shares authorized;
6,709,199 shares issued in 2013 and 2012;
6,547,074 and 6,500,396 shares outstanding in 2013 and 2012	6,547,074	6,500,396
Additional paid-in capital	21,517,620	21,390,486
Accumulated deficit	(3,110,707)	(3,274,986)
Accumulated other comprehensive income	320,786	1,451,394
Total stockholders' equity	40,149,854	40,888,836
Total liabilities and stockholders' equity	$429,681,283	$443,446,400

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012
INTEREST INCOME
Loans, including fees	$4,293,583	$4,241,492	$12,514,688	$12,571,193
Investment securities	457,299	478,172	1,379,322	1,563,433
Federal funds sold & other earning assets	9,510	15,647	45,515	44,075
Total interest income	4,760,392	4,735,311	13,939,525	14,178,701

INTEREST EXPENSE
Time deposits	445,397	612,286	1,365,993	1,946,341
Other deposits	117,327	144,157	386,791	398,859
Federal funds purchased and securities sold under agreements to repurchase	21,435	21,889	56,258	77,193
Federal Home Loan Bank advances and other borrowings	284,882	394,066	941,269	1,281,010
Total interest expense	869,041	1,172,398	2,750,311	3,703,403

Net interest income before provision for loan losses	3,891,351	3,562,913	11,189,214	10,475,298
Provision for losses	-	100,000	300,000	100,000
Net interest income after provision for loan losses	3,891,351	3,462,913	10,889,214	10,375,298

NONINTEREST INCOME
Customer service fees	218,304	197,509	608,087	602,107
Net gains from sale of securities	-	-	424,971	-
Net gains from sale of loans and other assets	39,164	48,199	240,746	124,109
Other noninterest income	12,500	12,944	48,968	51,844
Total noninterest income	269,968	258,652	1,322,772	778,060

NONINTEREST EXPENSE
Salaries and employee benefits	1,619,030	1,566,359	4,838,822	4,727,049
Net occupancy and equipment expense	333,850	354,555	1,011,335	1,038,296
Depository insurance	161,956	236,927	482,920	682,830
Foreclosed assets, net	381,847	314,088	1,308,995	945,163
Other operating expenses	967,888	731,090	2,500,107	2,307,172
Total noninterest expenses	3,464,571	3,203,019	10,142,179	9,700,510

Income before provision for income taxes	696,748	518,546	2,069,807	1,452,848
Provision for income taxes	268,200	154,300	793,100	421,500

Net income	428,548	364,246	1,276,707	1,031,348

Preferred stock dividend requirements	375,000	308,893	1,125,000	854,780
Accretion on preferred stock discount	17,845	16,370	53,535	46,079

Net income available to common shareholders	$35,703	$38,983	$98,172	$130,489

EARNINGS PER COMMON SHARE
Basic	$0.01	$0.01	$0.01	$0.02
Diluted	$0.01	$0.01	$0.01	$0.02

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the nine months ended September 30, 2013

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2012	$14,821,546	$6,500,396	$21,390,486	$(3,274,986)	$1,451,394	$40,888,836

Stock compensation expense	-	-	96,793	-	-	$96,793

Issuance of common stock	-	46,678	30,341	-	-	$77,019

Preferred stock dividends	-	-	-	(1,058,893)	-	$(1,058,893)

Accretion on preferred stock	53,535	-	-	(53,535)	-	-

Net income	-	-	-	1,276,707	-	$1,276,707

Unrealized holding gains (losses) on securities available for sale, net of reclassification adjustment and taxes	-	-	-	-	(1,130,608)	$(1,130,608)

BALANCE, September 30, 2013	$14,875,081	$6,547,074	$21,517,620	$(3,110,707)	$320,786	$40,149,854

The Notes to Consolidated Financial Statements are an integral part of these statements.